UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 27, 1998
                                                        -----------------


                        MACHEEZMO MOUSE RESTAURANTS, INC.

State of Oregon                    0-24788                    93-0929139
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(State or other jurisdiction of  (Commission                (IRS Employer
 incorporation or organization)   File No.)                  Identification No.)


1020 SW Taylor Street, Suite 685, Portland, OR                    97205
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(Address of principal executive offices)                       (Zip Code)


                                 (503) 274-0001
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              (Registrant's telephone number, including area code)


                                    No Change
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         (Former name, former address and former fiscal year, if changed since last report)

Item 7.  Financial Statement and Exhibits
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     (c)  Exhibits

          16. Letter from Price Waterhouse LLP re change in certifying accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 1998

                              MACHEEZMO MOUSE RESTAURANTS, INC.

                              By SCOTT T. FISHER
                                 -------------------------------------------
                                 Scott T. Fisher
                                 Acting Chief Financial Officer
                                 (Principal Financial and Accounting Officer)